RBC FUNDS TRUST

Annual Exhibit to Item 77O

Transactions Effected Pursuant to Rule 10f-3

RBC FUNDS TRUST:
Pursuant to Rule 10f-3, the following constitutes the required report of securities that were purchased from syndicates in which an affiliated broker-dealer was a participant for the period April 1, 2017 through September
30, 2017 in accordance with the Trust's Rule 10f-3
Procedures.


RBC BlueBay Absolute Return Fund

ISSUER: General Electric Company
Trade Date: 5/10/17
Part of Registered public offering
Selling Broker: BofA Merrill Lynch
Affiliated Underwriter: RBC Capital Markets
Syndicate Members: BNP Paribas; BofA Merrill Lynch;
Citigroup; Deutsche Bank; HSBC;  J.P. Morgan; Barclays;
Goldman Sachs & Co. LLC; Morgan Stanley; Commerzbank;
Credit Agricole CIB; Credit Suisse; ING; Mizuho Securities;
MUFG;  RBC Capital Markets; SMBC Nikko; Societe Generale
Corporate & Investment Banking; Standard Chartered Bank;
UniCredit Bank; Wells Fargo Securities
Amount Purchased:  Euro 220,000.00
Purchase Price: Euro 99.24/share
% of Issue: 0.01%

ISSUER: General Electric Company
Trade Date: 5/10/17
Part of Registered public offering
Selling Broker: BofA Merrill Lynch
Affiliated Underwriter: RBC Capital Markets
Syndicate Members: BNP Paribas; BofA Merrill Lynch;
Citigroup; Deutsche Bank; HSBC;  J.P. Morgan; Barclays;
Goldman Sachs & Co. LLC; Morgan Stanley; Commerzbank;
Credit Agricole CIB; Credit Suisse; ING; Mizuho Securities;
MUFG;  RBC Capital Markets; SMBC Nikko; Societe Generale
Corporate & Investment Banking; Standard Chartered Bank;
UniCredit Bank; Wells Fargo Securities
Amount Purchased: Euro 250,000.00
Purchase Price: Euro 99.05/share
% of Issue: 0.01%

ISSUER: HSBC Holdings plc
Trade Date: 5/15/17
Part of Registered public offering
Selling Broker: HSBC Securities
Affiliated Underwriter: RBC Capital Markets
Syndicate Members: HSBC Holdings plc; HSBC Securities (USA)
Inc.; CIBC World Markets Corp.; Commerz Markets LLC; Credit
Agricole Securities (USA) Inc.; Credit Suisse Securities
(USA) LLC; Danske Markets Inc.; Deutsche Bank Securities
Inc.; ING Financial Markets LLC; Lloyd Securities Inc.;
Merrill Lynch, Pierce, Fenner & Smith Incorporated; Morgan
Stanley & Co. LLC; MUFG Securities Americas Inc.; Nykredit
Bank A/S; Santander Investment Securities Inc.; Scotia
Capital (USA) Inc.; Societe Generale; UniCredit Capital
Markets LLC; Wells Fargo Securities, LLC; ABN AMRO
Securities (USA) LLC; BBVA Securities Inc.; BMO Capital
Markets Corp.; BNP Paribas Securities Corp.; Commonwealth
Bank of Australia; DZ Financial Markets LLC; Mizuho
Securities USA LLC; Natixis Securities Americas LLC; Rabo
Securities USA, Inc.; RBC Capital Markets, LLC; RB
International Markets (USA) LLC; RBS Securities Inc.; SMBC
Nikko Securities America, Inc.; The Williams Capital Group,
L.P.; UBS Securities LLC
Amount Purchased:  $200,000.00
Purchase Price: $100/share
% of Issue: 0.01%


RBC BlueBay Diversified Credit Fund

ISSUER: HSBC Holdings plc
Trade Date: 5/15/17
Part of Registered public offering
Selling Broker: HSBC Securities
Affiliated Underwriter: RBC Capital Markets
Syndicate Members: HSBC Holdings plc; HSBC Securities (USA)
Inc.; CIBC World Markets Corp.; Commerz Markets LLC; Credit
Agricole Securities (USA) Inc.; Credit Suisse Securities
(USA) LLC; Danske Markets Inc.; Deutsche Bank Securities
Inc.; ING Financial Markets LLC; Lloyd Securities Inc.;
Merrill Lynch, Pierce, Fenner & Smith Incorporated; Morgan
Stanley & Co. LLC; MUFG Securities Americas Inc.; Nykredit
Bank A/S; Santander Investment Securities Inc.; Scotia
Capital (USA) Inc.; Societe Generale; UniCredit Capital
Markets LLC; Wells Fargo Securities, LLC; ABN AMRO
Securities (USA) LLC; BBVA Securities Inc.; BMO Capital
Markets Corp.; BNP Paribas Securities Corp.; Commonwealth
Bank of Australia; DZ Financial Markets LLC; Mizuho
Securities USA LLC; Natixis Securities Americas LLC; Rabo
Securities USA, Inc.; RBC Capital Markets, LLC; RB
International Markets (USA) LLC; RBS Securities Inc.; SMBC
Nikko Securities America, Inc.; The Williams Capital Group,
L.P.; UBS Securities LLC
Amount Purchased:  $200,000.00
Purchase Price: $100/share
% of Issue: 0.01%

ISSUER: ServiceNow, Inc.
Trade Date: 5/24/17
Part of Eligible Rule 144A Offering
Selling Broker: Morgan Stanley
Affiliated Underwriter: RBC Capital Markets
Syndicate Members: J.P. Morgan Securities; Morgan Stanley;
RBC Capital Markets
Amount Purchased:  $161,000.00
Purchase Price: $100/share
% of Issue: 0.02%

ISSUER: MPT Operating Partnership LP/MPT Finance Corp
Trade Date: 9/7/17
Part of Registered public offering
Selling Broker: J.P. Morgan
Affiliated Underwriter: RBC Capital Markets
Syndicate Members: J.P. Morgan; Barclays; BofA Merrill
Lynch; BBVA; Credit Agricole CIB; Credit Suisse; Goldman
Sachs & Co. LLC; KeyBanc Capital Markets; MUFG; RBC Capital
Markets; Scotiabank; Stifel; SunTrust Robinson Humphrey;
Wells Fargo Securities
Amount Purchased:  $95,000.00
Purchase Price: $100/share
% of Issue: 0.01%

RBC BlueBay Global High Yield Bond Fund

ISSUER: HSBC Holdings plc
Trade Date: 5/15/17
Part of Registered public offering
Selling Broker: HSBC Securities
Affiliated Underwriter: RBC Capital Markets
Syndicate Members: HSBC Holdings plc; HSBC Securities (USA)
Inc.; CIBC World Markets Corp.; Commerz Markets LLC; Credit
Agricole Securities (USA) Inc.; Credit Suisse Securities
(USA) LLC; Danske Markets Inc.; Deutsche Bank Securities
Inc.; ING Financial Markets LLC; Lloyd Securities Inc.;
Merrill Lynch, Pierce, Fenner & Smith Incorporated; Morgan
Stanley & Co. LLC; MUFG Securities Americas Inc.; Nykredit
Bank A/S; Santander Investment Securities Inc.; Scotia
Capital (USA) Inc.; Societe Generale; UniCredit Capital
Markets LLC; Wells Fargo Securities, LLC; ABN AMRO
Securities (USA) LLC; BBVA Securities Inc.; BMO Capital
Markets Corp.; BNP Paribas Securities Corp.; Commonwealth
Bank of Australia; DZ Financial Markets LLC; Mizuho
Securities USA LLC; Natixis Securities Americas LLC; Rabo
Securities USA, Inc.; RBC Capital Markets, LLC; RB
International Markets (USA) LLC; RBS Securities Inc.; SMBC
Nikko Securities America, Inc.; The Williams Capital Group,
L.P.; UBS Securities LLC
Amount Purchased:  $200,000.00
Purchase Price: $100/share
% of Issue: 0.01%


ISSUER: MPT Operating Partnership LP/MPT Finance Corp
Trade Date: 9/7/17
Part of Registered public offering
Selling Broker: J.P. Morgan
Affiliated Underwriter: RBC Capital Markets
Syndicate Members: J.P. Morgan; Barclays; BofA Merrill
Lynch; BBVA; Credit Agricole CIB; Credit Suisse; Goldman
Sachs & Co. LLC; KeyBanc Capital Markets; MUFG; RBC Capital
Markets; Scotiabank; Stifel; SunTrust Robinson Humphrey;
Wells Fargo Securities
Amount Purchased:  $101,000.00
Purchase Price: $100/share
% of Issue: 0.01%


RBC BlueBay Global Convertible Bond Fund

ISSUER: ServiceNow, Inc.
Trade Date: 5/24/17
Part of Eligible Rule 144A Offering
Selling Broker: Morgan Stanley
Affiliated Underwriter: RBC Capital Markets
Syndicate Members: J.P. Morgan Securities; Morgan Stanley;
RBC Capital Markets
Amount Purchased:  $197,000.00
Purchase Price: $100/share
% of Issue: 0.03%